                         EQUALNET COMMUNICATIONS CORP.

                    STATEMENT OF RESOLUTION OF BOARD OF
                    DIRECTORS ESTABLISHING AND DESIGNATING
                    SERIES F CONVERTIBLE PREFERRED STOCK
                    AND FIXING THE RIGHTS AND PREFERENCES
                    OF SUCH SERIES

                             ---------------------

TO THE SECRETARY OF STATE
   OF THE STATE OF TEXAS:

          Equalnet Communications Corp., pursuant to the provisions of Articles
2.13 and 2.19B of the Texas Business Corporation Act, submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

          1.  The name of the Corporation is Equalnet Communications Corp.

          2. The following is a true and correct copy of an extract from the minutes of a meeting of the Board of Directors of the Corporation held on the 21st day of May, 1999, and includes a true and correct copy of certain resolutions duly adopted thereat.

          RESOLVED, that pursuant to authority vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors does hereby provide that the Statement of Resolution of Board of Directors Establishing and Designating Series F Convertible Preferred Stock and Fixing the Rights and Preferences of Such Series is as follows:

                     SERIES F CONVERTIBLE PREFERRED STOCK

          SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

          "Aggregated Person" means, with respect to any person, any person whose beneficial ownership of shares of Common Stock would be aggregated with the beneficial ownership of shares of Common Stock by such person for purposes of
Section 13(d) of the Exchange Act, and Regulation 13D-G thereunder.

          "AMEX" means the American Stock Exchange, Inc.

          "Average Market Price" for any date means the arithmetic average of the Market Price on each of the five Trading Days, whether or not consecutive, during the applicable Measurement Period having the lowest Market Prices.

          "Board of Directors" or "Board" means the Board of Directors of the Corporation.

          "Ceiling Price" means $1.228 (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Statement of Resolution with the Secretary of State of the State of Texas); provided, however, that, notwithstanding any other provision hereof, the Ceiling Price applicable to a particular conversion shall be subject to reduction as provided in Section 10(b)(6); provided further, however, that if a Registration Event occurs, then, in addition to any other right or remedy of any holder of shares of Series F Convertible Preferred Stock thereafter the Ceiling Price shall be permanently reduced on each Computation Date by an amount equal to two percent of the amount that the Ceiling Price otherwise would have been without any reduction pursuant to this proviso (pro rated in the case of any Computation Date which is less than 30 days after a Registration Event occurs or less than 30 days after another Computation Date).

          "Closing Bid Price" of the Common Stock on any date means the closing bid price for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) the Nasdaq, if the Nasdaq constitutes the principal market for the common Stock on such date, or (c) the Nasdaq SmallCap, if the Nasdaq SmallCap constitutes the principal securities market for the Common Stock on such date, in any such case as reported by Bloomberg, L.P.

          "Common Stock" means the Common Stock, $.01 par value, of the Corporation.

          "Computation Date" means, if a Registration Event occurs, any of (1) the date which is 30 days after such Registration Event occurs, if any Registration Event is continuing on such date, (2) each date which is 30 days after a Computation Date, if any Registration Event is continuing on such date, and (3) the date on which all Registration Events cease to continue.

          "Conversion Agent" means American Stock Transfer & Trust Company, or its duly appointed successor, as conversion agent for the Series F Convertible Preferred Stock pursuant to the Transfer Agent Instruction.

          "Conversion Amount" initially shall be equal to $1,000.00, subject to adjustment as herein provided.

          "Conversion Date" means, with respect to each conversion of shares of Series F Convertible Preferred Stock pursuant to Section 10, the date on which the Conversion Notice relating to such conversion is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means.

          "Conversion Notice" means a written notice, duly signed by or on behalf of a holder of shares of Series F Convertible Preferred Stock, stating the number of shares of Series F Convertible Preferred Stock to be converted in the form specified in the Exchange Agreements.

          "Conversion Percentage" means 85%; provided, however, that, notwithstanding any other provision hereof, if a Registration Event occurs, then such percentage stated above shall be permanently reduced by two percentage points on each Computation Date (pro rated in the case of any Computation Date which is less than 30 days after a Registration Event occurs or less than 30 days after another Computation Date).

          "Conversion Price" means, for any Conversion Date, the lesser of:

          (1) the product of (a) the Average Market Price for such Conversion Date multiplied by (b) the applicable Conversion Percentage; and

          (2)  the Ceiling Price;

          provided, however, that so long as (x) the Common Stock is listed or quoted on the Nasdaq, the Nasdaq SmallCap, the NYSE or the Amex and (y) the Corporation is in compliance in all material respects with its obligations to the holders of Series F Convertible Preferred Stock (including, without limitation, its obligations under the Exchange Agreement, the Registration Rights Agreements and the provisions of this Statement of Resolution), the Conversion Price shall not be less than:

          (a) from the Issuance Date to the Initial Reset Date, $0.75 (subject to equitable adjustments on the Reverse Stock Split Date and from time to time before or after the Reverse Stock Split Date on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing this Statement of Resolution with the Secretary of the State of Texas);

          (b) from the Initial Reset Date to the first Semi-Annual Reset Date, the lesser of (1) the price determined in clause (a) or (2) 75% of the arithmetic average of the closing Bid Price of the Common Stock for the five Trading Day period immediately prior to the Initial Reset Date (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the Reverse Stock Split Date); and

          (c) on and after each Semi-Annual Reset Date, the lesser of (1) the price determined in clause (a) or (2) 75% of the arithmetic average of the closing Bid Price of the Common Stock for the five Trading Day period immediately prior to the Semi-Annual Reset Date (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the Reverse Stock Split Date).

          provided further, however, that the Conversion Price applicable to a particular conversion shall be subject to reduction as provided in Section 10(b)(6).

          "Conversion Rate" shall have the meaning provided in Section 10(a).

          "Converted Market Price" means, for any share of Series F Convertible Preferred Stock as of any date of determination, an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, at the time of such determination, be issuable on conversion in accordance with
Section 10(a) of one share of Series F Convertible Preferred Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice were given by the holder of such share of Series F Convertible Preferred Stock on the date of such determination (determined without regard to any limitation on conversion based on beneficial ownership contained in Section 10(a)) times (y) the arithmetic average of the Market Price of the Common Stock for the five consecutive Trading Days ending on the Trading Day prior to the date of such determination.

          "Corporation Optional Redemption Notice" means a notice given by the Corporation to the holders of shares of Series F Convertible Preferred Stock pursuant to Section 9(a) which notice shall state (1) that the Corporation is exercising its right to redeem all or a portion of the outstanding shares of Series F Convertible Preferred Stock pursuant to Section 9(a), (2) the number of shares of Series F Convertible Preferred Stock held by such holder which are to be redeemed, (3) the Redemption Price per share of Series F Convertible Preferred Stock to be redeemed or the formula for determining the same, determined in accordance herewith, and (4) the applicable Redemption Date.

          "Current Price" means with respect to any date the arithmetic average of the Market Price of the Common Stock on the 30 consecutive Trading Days commencing 45 Trading Days before such date.

          "Dividend Shares" means shares of Series F Convertible Preferred Stock issued as dividends on outstanding shares of Series F Convertible Preferred Stock in accordance with Section 5(b).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Agreements" means the several Note Purchase and Exchange Agreements by and between the Corporation and the original holders of shares of Series F Convertible Preferred Stock pursuant to which the shares of Series F Convertible Preferred Stock were issued.

          "Final Redemption Date" means the date of redemption of shares of Series F Convertible Preferred Stock pursuant to Section 9(b), determined in accordance therewith.

          "Final Redemption Notice" means a notice given by the Corporation to each holder of Series F Convertible Preferred Stock pursuant to Section 9(b), which notice shall state (1) that the Corporation is exercising its right to redeem all outstanding shares of Series F Convertible Preferred Stock pursuant to Section 9(b), (2) the number of shares of Series F Convertible Preferred Stock held by such holder which are to be redeemed, (3) the Final Redemption Price per share of Series F Convertible Preferred Stock held by such holder which are to be redeemed, determined in accordance herewith, and (4) the Final Redemption Date.

          "Final Redemption Price" on any date means an amount equal to the product obtained by multiplying (a) the sum of (1) $1,000 plus (2) an amount equal to the accrued but unpaid dividends on the share of Series F Convertible Preferred Stock to be redeemed to the Final Redemption Date, plus (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share of Series F Convertible Preferred Stock to the Final Redemption Date (determined as provided in Section 5) times (b) the Premium Percentage.

          "Inconvertibility Notice" shall have the meaning provided in Section 7(a)(2).

          "Initial Reset Date" means the 31st Trading Day after the Reverse Stock Split Date.

          "Issuance Date" means the first date of original issuance of any shares of Series F Convertible Preferred Stock.

          "Junior Dividend Stock" means, collectively, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to dividends to the Series F Convertible Preferred Stock.

          "Junior Liquidation Stock" means the Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series F Convertible Preferred Stock.

          "Liquidation Preference" means, for each share of Series F Convertible Preferred Stock, the sum of (i) all dividends accrued and unpaid thereon to the date of final distribution to such holders, (ii) accrued and unpaid interest on dividends in arrears (computed in accordance with Section 5(a)) to the date of such distribution, and (iii) $1,000.00.

          "Majority Holders" means at any time the holders of shares of Series F Preferred Stock which shares constitute a majority of the outstanding shares of Series F Preferred Stock.

          "Market Price" of the Common Stock on any date means the lowest sale price (regular way) for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) the Nasdaq, if the Nasdaq constitutes the principal market for the Common Stock on such date, or (c) the Nasdaq SmallCap, if the Nasdaq SmallCap constitutes the principal securities market for the Common Stock on such date, in any such case as reported by Bloomberg, L.P.; provided, however, that if during any Measurement Period or other period during which the Market Price is being determined:

          (i) The Corporation shall declare or pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or fix any record date for any such action, then the Market Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and
     (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins shall be reduced by multiplying the Market Price (determined without regard to this proviso) for each such day in such Measurement Period or such other period by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the earlier of (1) the record date fixed for such determination and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution;

          (ii) The Corporation shall issue rights or warrants to all holders of its outstanding shares of Common Stock, or fix a record date for such issuance, which rights or warrants entitle such holders (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the end of such 45-day period, then the Market Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Market Price (determined without regard to this proviso), and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by a resolution of the Board of Directors of the Corporation;

          (iii) The outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or a record date for any such subdivision shall be fixed, then the Market Price of the Common Stock for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the day upon which such subdivision becomes effective and (2) the date on which ex-dividend trading in the Common Stock with respect to such subdivision begins shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Market Price each trade (regular way) on for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date on which such combination becomes effective and (2) the date on which trading in the Common Stock on a basis which gives effect to such combination begins, shall be proportionately increased;

          (iv) The Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation (other than any dividends or distributions to which clause (i) of this proviso applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in clause (ii) of this proviso and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation) (the foregoing hereinafter in this clause (iv) of this proviso called the "Securities"), or fix a record date for any such distribution, then, in each such case, the Market Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the record date for such distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins shall be reduced so that the same shall be equal to the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the Market Price (determined without regard to this proviso) for such date less the fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) on such date of the portion of the Securities so distributed or to be distributed applicable to one share of Common Stock and the denominator of which shall be the Market Price (determined without regard to this proviso) for such date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause (iv) of this proviso) for any such Trading Day, in lieu of the foregoing adjustment, adequate provision shall be made so that the holders of shares of Series F Preferred Stock shall have the right to receive upon conversion of the shares of Series F Preferred Stock the amount of Securities the holders of shares of Series F Preferred Stock would have received had the holders of shares of Series F Preferred Stock converted the shares of Series F Preferred Stock immediately prior to the record date for such distribution. If the Board of Directors of the Corporation determines the fair market value of any distribution for purposes of this clause (iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market on the same day for which an adjustment in the Market Price is being determined.

     For purposes of this clause (iv) and clauses (i) and (ii) of this proviso, any dividend or distribution to which this clause (iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which clause (i) or (ii) of this proviso applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which clause (i) or (ii) of this proviso applies (and any Market Price reduction required by this clause (iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Market Price reduction required by clauses (i) and (ii) of this proviso with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of clause (i) of this proviso;

          (v) The Corporation or any subsidiary of the Corporation shall (x) by dividend or otherwise, distribute to all holders of its Common Stock cash in (or fix any record date for any such distribution), or (y) repurchase or reacquire shares of its Common Stock (other than an Option Share Surrender) for, in either case, an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash after the Issuance Date and within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this clause
     (v) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the 12 months preceding the date of payment of such distribution or making of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to this clause (v) has been made, and (3) the aggregate of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration payable in respect of any Tender Offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the

     12 months preceding the date of payment of such distribution or completion of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to clause (vi) of this proviso has been made (such aggregate amount combined with the amounts in clauses (1), (2) and (3) above being the "Combined Amount"), exceeds 10% of the product of the Market Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the earlier of (A) the record date with respect to such distribution and (B) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins or the date of such repurchase or reacquisition, as the case may be, times the number of shares of Common Stock outstanding on such date, then, and in each such case, the Market Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction (i) the numerator of which shall be equal to the Market Price (determined without regard to this proviso) for such day less an amount equal to the quotient of (x) the excess of such Combined Amount over such 10% and (y) the number of shares of Common Stock outstanding on such day and (ii) the denominator of which shall be equal to the Market Price (determined without regard to this proviso) for such day; provided, however, that in the event the portion of the cash so distributed or paid for the repurchase or reacquisition of shares (determined per share based on the number of shares of Common Stock outstanding) applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause (v) of this proviso) of the Common Stock for any such day, then in lieu of the foregoing adjustment with respect to such day, adequate provision shall be made so that the holders of shares of Series F Preferred Stock shall have the right to receive upon conversion of shares of Series F Preferred Stock the amount of cash the holders of shares of Series F Preferred Stock would have received had the holders of shares of Series F Preferred Stock converted shares of Series F Preferred Stock immediately prior to the record date for such distribution or the payment date of such repurchase, as applicable; or

          (vi) A Tender Offer made by the Corporation or any of its subsidiaries for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) that combined together with (1) the aggregate of the cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Corporation or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this clause
     (vi) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the

     Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, and (3) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, exceeds 10% of the product of the Market Price (determined without regard to this proviso) for any day in such period times the number of shares of Common Stock outstanding on such day, then, and in each such case, the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such day multiplied by the Market Price (determined without regard to this proviso) for such day and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the last time tenders could have been made pursuant to such Tender Offer (the "Expiration Time") (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on such day times the Market Price (determined without regard to this proviso) of the Common Stock on the Trading Day next succeeding the Expiration Time. If the application of this clause (vi) to any Tender Offer would result in an increase in the Market Price (determined without regard to this proviso) for any trade, no adjustment shall be made for such Tender Offer under this clause (vi) for such day.

          "Maximum Share Amount" means 5,611,995 shares, (such amount to be subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring or with respect to which "ex-" trading commences after the date of filing this Statement of Resolution with the Secretary of State of the State of Texas), of Common Stock, or such greater number as permitted by the rules of the Nasdaq; provided, however, that if for purposes of Rule 4460(i) of the Nasdaq (or any successor or replacement provision of any stock exchange or stock market on which the Common Stock is listed or traded) the (x) the issuance of the Notes and the issuance of shares of Common Stock upon conversion thereof or (y) the issuance of the common stock purchase warrants issued in connection with the issuance of the Notes and the issuance of shares of Common Stock upon exercise thereof is not required to be integrated with the issuance of the shares of Series F Convertible Preferred Stock and the issuance of shares of Common Stock upon conversion thereof, then in each such case the "Maximum Share Amount" shall mean such greater number as equals the maximum number of shares of Common Stock permitted by the rules of the Nasdaq

(determined by pro rata allocation of any increase thereof among the shares of Series F Convertible Preferred Stock based on the number of shares of Series F Convertible Preferred Stock originally represented by each certificate therefor) (such amount to be subject to equitable adjustment in terms reasonably acceptable to the Majority Holders from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date of filing of this Statement of Resolution with the Secretary of State of the State of Texas).

          "Measurement Period" means, with respect to any date, the period of 25 consecutive Trading Days ending on the Trading Day prior to such date.

          "Nasdaq" means the Nasdaq National Market.

          "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

          "NYSE" means the New York Stock Exchange, Inc.

          "Option Share Surrender" means the surrender of shares of Common Stock to the Corporation in payment of the exercise price or tax obligations incurred in connection with the exercise of a stock option granted by the Corporation to any of its employees, directors or consultants.

          "Optional Redemption Event" means the occurrence on or before August 31, 2001 of any one of the following events:

          (1)  [intentionally omitted];

          (2)  [intentionally omitted];

          (3) The Corporation shall (A) default in the timely performance of the obligation to issue shares of Common Stock upon conversion of shares of Series F Convertible Preferred Stock as and when required by Section 10 or shall default in the timely performance of its obligations under Section 12(d)(7) or (B) the Corporation shall fail or default in the timely performance of any material obligation (other than as specifically set forth elsewhere in this definition) to a holder of shares of Series F Convertible Preferred Stock under the terms of this Statement of Resolution or under the Registration Rights Agreements or any other instrument the Corporation shall fail or default in the timely performance of any material obligation (other than as specifically set forth elsewhere in this definition) to a holder of shares of Series F Convertible Preferred Stock under the terms of this Statement of Resolution or under the Registration Rights Agreements or any other agreement or document entered into in connection with the issuance of shares of Series F Convertible Preferred Stock, as such instruments may be amended from time to time and such failure or default shall continue for ten business days after notice thereof from any holder of shares of Series F Convertible Preferred Stock to the Corporation;

          (4)  [intentionally omitted]; or

          (5) The taking of any action, including any amendment to the Corporation's Articles of Incorporation, without the consent of the Majority Holders which materially and adversely affects the rights of any holder of shares of Series F Convertible Preferred Stock.

          "Optional Redemption Notice" means a notice from a holder of shares of Series F Convertible Preferred Stock to the Corporation which states (1) that the holder delivering such notice is thereby requiring the Corporation to redeem shares of Series F Convertible Preferred Stock pursuant to Section 11, (2) in general terms the Optional Redemption Event giving rise to such redemption, and
(3) the number of shares of Series F Convertible Preferred Stock held by such holder which are to be redeemed.

          "Optional Redemption Price" means the Premium Price on the applicable redemption date.

          "Parity Dividend Stock" means any class or series or the Corporation's capital stock ranking, as to dividends, on a parity with the Series F Convertible Preferred Stock.

          "Parity Liquidation Stock" means any class or series of the Corporation's capital stock having parity as to liquidation rights with the Series F Convertible Preferred Stock.

          "Premium Percentage" means 115%.

          "Premium Price" means, for any share of Series F Convertible Preferred Stock as of any date of determination, the product obtained by multiplying (a) the sum of (1) the Conversion Amount plus (2) an amount equal to the accrued but unpaid dividends on such share of Series F Convertible Preferred Stock to the date of determination, plus (3) an amount equal to the accrued and unpaid interest on dividends in arrears (as provided in Section 5) to the date of determination times (b) the Premium Percentage.

          "Redemption Date" means the date of a redemption of shares of Series F Convertible Preferred Stock pursuant to Section 9(a) determined in accordance therewith.

          "Redemption Price" means the greater of:

          (1) the Premium Price on the applicable Redemption Date; and

          (2) the Converted Market Price on the applicable Redemption Date; provided, however, that if in connection with any determination of the Redemption Price the amount specified in clause (y) of the definition of the term Converted Market Price is greater than 200% of the Ceiling Price on the date as of which such amount is determined, then for purposes of computing the Redemption Price in such instance, the amount otherwise specified in clause (y) of the definition of the term Converted Market Price shall be reduced by 20% of the amount by which (A) the amount otherwise specified in clause (y) of the definition of the term Converted Market Price exceeds (B) the Ceiling Price on the date as of which such amount is determined.

          "Registration Event" shall mean (1) the Registration Statement is not effective by December 15, 2001, (2) the Company fails to file the Registration Statement with the SEC on or before January 1, 2001, (3) the Company fails to submit a request for acceleration of the effective date of the Registration Statement in accordance with Section 3(a) of the Registration Rights Agreement,
(4) the Registration Statement shall cease to be available for use by any holder of shares of Series F Convertible Preferred Stock who is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in the Registration Statement or the information contained in the Registration Statement having become outdated); provided, however, that no Registration Event pursuant to this clause (4) shall be deemed to occur prior to the SEC Effective Date, (5) the Common Stock is not listed for trading on any of the NYSE, the AMEX, the Nasdaq or the Nasdaq SmallCap, or (6) a holder of shares of Series F Preferred Stock having become unable to convert any shares of Series F Preferred Stock in accordance with Section 10(a) for any reason (other than by reason of the 4.9% limitation on beneficial ownership set forth therein or a redemption or repurchase thereof).

          "Registration Rights Agreements" means the several Registration Rights Agreements entered into between the Corporation and the original holders of the shares of Series F Convertible Preferred Stock, as amended or modified from time to time in accordance with their respective terms.

          "Registration Statement" means the Registration Statement required to be filed by the Corporation with the SEC pursuant to Section 2(a) of the Registration Rights Agreements.

          "Reverse Stock Split Date" means the first date after the Issuance Date and prior to December 31, 1999 on which the outstanding shares of the Corporation's Common Stock are combined into a smaller amount of shares of Common Stock.

           "SEC" means the United States Securities and Exchange Commission.

          "SEC Effective Date" means the date the Registration Statement is first declared effective by the SEC.

          "Semi-Annual Reset Date" means the first Trading Day that occurs on or after six months following the Initial Reset Date or the previous Semi-Annual Reset Date as the case may be.

          "Senior Dividend Stock" means any class or series of capital stock of the Corporation ranking senior as to dividends to the Series F Convertible Preferred Stock.

          "Senior Liquidation Stock" means any class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series F Convertible Preferred Stock.

          "Series F Convertible Preferred Stock" means the Series F Convertible Preferred Stock, $.01 par value, of the Corporation.

          "Share Limitation Redemption Date" shall mean each date on which the Corporation is required to redeem shares of Series F Convertible Preferred Stock as provided in Section 7(a).

          "Share Limitation Redemption Price" means the Premium Price on the applicable Share Limitation Redemption Date.

          "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Corporation (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Corporation of 20% or more of the Common Stock of the Corporation outstanding on the Issuance Date for less than the greater of the book or market value of such Common Stock on conversion of the Series F Convertible Preferred Stock, as and to the extent required under Rule 4460(i) of the Nasdaq as in effect from time to time or any successor provision.

          "Tender Offer" means a tender offer or exchange offer.

          "Trading Day" means a day on whichever of (x) the national securities exchange, (y) the Nasdaq or (z) the Nasdaq SmallCap which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

          "Transfer Agent Instruction" means the Transfer Agent Instruction from the Corporation to the Conversion Agent for the benefit of the holders from time to time of shares of Series F Convertible Preferred Stock, provided for in the Exchange Agreements.

          SECTION 2. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series F Convertible Preferred Stock", and the number of shares constituting the Series F Convertible Preferred Stock shall be 6,500, and shall not be subject to increase. Of the authorized shares of Series F Convertible Preferred Stock, 1,500 shares may be issued only as dividends on the outstanding shares of Series F Convertible Preferred Stock.

          SECTION 3. SERIES F PREFERRED STOCK CAPITAL. The amount to be represented in the Series F Convertible Preferred Stock capital of the Corporation at all times for each outstanding share of Series F Convertible Preferred Stock shall be the greater of (i) the Premium Price and (ii) the Converted Market Price. The Corporation shall take such action as may be required to maintain the amount required by this Section 3 to be represented in stated capital for the Series F Convertible Preferred Stock capital not less frequently than monthly.

          SECTION 4.  RANK.  All Series F Convertible Preferred Stock shall rank
(i) senior to the Common Stock and Series E Junior Preferred Stock, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, (ii) junior to the Series A Convertible Preferred Stock, Series B Senior Convertible Preferred Stock, Series C Convertible Preferred Stock, and Series D Convertible Preferred Stock of the Corporation, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary and (iii) senior to any additional series of the class of Preferred Stock which series the Board of Directors may from time to time authorize and any additional class of preferred stock (or series of preferred stock of such class) which the Board of Directors or the stockholders may from time to time authorize in accordance herewith.

          SECTION 5. DIVIDENDS AND DISTRIBUTIONS. (a) The holders of shares of Series F Convertible Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $60.00 per annum per share, and no more, which shall be fully cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance of each share of Series F Convertible Preferred Stock and shall be payable quarterly on February 15, May 15, August 15, and November 15 of each year commencing November 15, 1999 (except that if any such date is a Saturday, Sunday, or legal holiday, then such dividend shall be payable on the next succeeding day that is not a Saturday, Sunday, or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 20 nor less than 10 days preceding the payment dates for such dividends, as shall be fixed by the Board. Dividends on the Series F Convertible Preferred Stock shall be paid in cash or, subject to the limitations in Section 5(b) hereof, Dividend Shares or any combination of cash and Dividend Shares, at the option of the Corporation as hereinafter provided. The amount of the dividends payable per share of Series F Convertible Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends not paid on a payment date, whether or not such dividends have been declared, will bear interest at the rate of 14% per annum until paid (or such lesser rate as shall be the maximum rate allowable by applicable law). No dividends or other distributions, other than the dividends payable solely in shares of any Junior Dividend Stock, shall be paid or set apart for payment on any shares of Junior Dividend Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Junior Dividend Stock (except for Option Share Surrenders), unless and until all accrued and unpaid dividends on the Series F Convertible Preferred Stock and interest on dividends in arrears at the rate specified herein shall have been paid or declared and set apart for payment.

          If at any time any dividend on any Senior Dividend Stock shall be in arrears, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series F Convertible Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock, including the full dividends for the then current dividend period, shall have been paid or declared and set apart for payment, without interest. No full dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless all accrued but unpaid dividends (and interest on dividends in arrears at the rate specified herein) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series F Convertible Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series F Convertible Preferred Stock for any period unless all accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series F Convertible Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series F Convertible Preferred Stock (and interest on dividends in arrears at the rate specified herein) and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series F Convertible Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series F Convertible Preferred Stock and the Parity Dividend Stock bear to each other.

          Any references to "distribution" contained in this Section 5 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

          (b) If the Corporation elects in the exercise of its sole discretion to issue Dividend Shares in payment of dividends on the Series F Convertible Preferred Stock in respect of any dividend payment date, the Corporation shall issue and deliver, or cause to be issued and delivered, by the third Trading Day after such dividend payment date to each holder of shares of Series F Convertible Preferred Stock a certificate representing the number of whole Dividend Shares arrived at by dividing (x) the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series F Convertible Preferred Stock held by such holder which are being paid in Dividend Shares were being paid in cash by (y) $1,000.00; provided, however, that if certificates representing Dividend Shares are issued and delivered to holders of Series F Convertible Preferred Stock subsequent to the third Trading Day after a dividend payment date, the amount so divided into such total amount of cash dividends will be reduced by $10.00 for each Trading Day after the third Trading Day following such dividend payment date to the date of delivery of Dividend Shares. No fractional Dividend Shares shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the balance of such dividend which is not paid in Dividend Shares. The Corporation shall not exercise its right to issue Dividend Shares in payment of dividends on Series F Convertible Preferred Stock if:

          (i) the number of shares of Series F Convertible Preferred Stock at the time authorized, unissued and unreserved for all purposes, or held in the Corporation's treasury, is insufficient to permit the conversion of such Dividend Shares into shares of Common Stock;

          (ii) the issuance or delivery of Dividend Shares as a dividend payment or the issuance of shares of Common Stock upon conversion of such Dividend Shares by the holder thereof would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained or is not in effect or the Registration Statement is unavailable for use by such holder for the resale of such shares of Common Stock; provided, however, that this limitation shall not be deemed to be applicable at any time prior to the date which is 105 days after the Issuance Date, if the Registration Statement is on Form S-3, or 120 days after the Issuance Date, if the Registration Statement is on Form S-1, if this limitation otherwise would be applicable solely because the Registration Statement shall not yet have been declared effective, so long as the Corporation shall be in compliance in all material respects with its obligations under the Registration Rights Agreements;

          (iii) the shares of Common Stock issuable upon conversion of such Dividend Shares have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

          (iv)    the number of shares of Common Stock registered pursuant to
     Section 2(a) of the Registration Rights Agreements for resale upon issuance upon conversion of Dividend Shares shall be sufficient (after taking into account the number of shares of Common Stock issued or issuable upon conversion of Dividend Shares theretofore issued) to prevent the resale pursuant to the Registration Statement of the shares of Common Stock issuable upon conversion of such Dividend Shares;

          (v) the shares of Common Stock issuable upon conversion of such Dividend Shares (A) cannot be sold or transferred without restriction by unaffiliated holders who receive such Dividend Shares or (B) are no longer listed on any of the NYSE, the AMEX, the Nasdaq or the Nasdaq SmallCap; or

          (vi) an Optional Redemption Event shall have occurred and any holder of shares of Series F Convertible Preferred Stock shall have exercised optional redemption rights under Section 11 by reason of such Optional Redemption Event and the Corporation shall not have paid the Optional Redemption Price to each holder.

          Dividend Shares issued in payment of dividends on Series F Convertible Preferred Stock pursuant to this Section and shares of Common Stock issuable upon conversion of such Dividend Shares shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of the Corporation; the issuance and delivery thereof is hereby authorized; and the delivery will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable dividend payment date.

          (c) Neither the Corporation nor any subsidiary of the Corporation shall redeem, repurchase or otherwise acquire in any one transaction or series of related transactions any shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock if the number of shares so repurchased, redeemed or otherwise acquired in such transaction or series of related transactions (excluding any Option Share Surrender) is more than 5.0% of the number of shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions unless the Corporation or such subsidiary offers to purchase for cash from each holder of shares of Series F Convertible Preferred Stock at the time of such redemption, repurchase or acquisition the same percentage of such holder's shares of Series F Convertible Preferred Stock as the percentage of the number of outstanding shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, to be so redeemed, repurchased or acquired at a purchase price per share of Series F Convertible Preferred Stock equal to the greater of (i) the Premium Price in effect on the date of purchase pursuant to this Section 5(c) and (ii) the Converted Market Price on the date of purchase pursuant to this Section 5(c); provided, however, that if in connection with any determination of the purchase price payable pursuant to this Section 5(c) the amount specified in clause (y) of the definition of the term Converted Market Price is greater than 200% of the Ceiling Price on the date as of which such amount is determined, then for purposes of computing the purchase price payable pursuant to this Section 5(c) in such instance, the amount otherwise specified in clause (y) of the definition of the term Converted Market Price shall be reduced by 20% of the amount by which (A) the amount otherwise specified in clause (y) of the definition of the term Converted Market Price exceeds (B) the Ceiling Price on the date as of which such amount is determined.

          (d) Neither the Corporation nor any subsidiary of the Corporation shall (1) make any Tender Offer for outstanding shares of Common Stock, unless the Corporation contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Corporation or any subsidiary of the Corporation, unless such person agrees with the Corporation to make an offer, in either such case to each holder of outstanding shares of Series F Convertible Preferred Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series F Convertible Preferred Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series F Convertible Preferred Stock equal to the greater of (i) the Premium Price in effect on the date of purchase pursuant to this Section 5(d) and (ii) the Converted Market Price on the date of purchase pursuant to this Section 5(d).

          SECTION 6. LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series F Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series F Convertible Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock; provided, however, that such rights shall accrue to the holders of Series F Convertible Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation Stock are fully met. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series F Convertible Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the Liquidation Preference of the shares of Series F Convertible Preferred Stock and the liquidation preference of the shares of Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution or winding up of the Corporation.

          SECTION 7.  MANDATORY REDEMPTION.

          (a) MANDATORY REDEMPTION BASED ON MAXIMUM SHARE AMOUNT. (1) Notwithstanding any other provision herein, unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq, so long as the Common Stock is listed on the Nasdaq, the Nasdaq SmallCap, the NYSE or the AMEX, the Corporation shall not be required to issue upon conversion of shares of Series F Convertible Preferred Stock pursuant to
Section 10 more than the Maximum Share Amount. The Maximum Share Amount shall be allocated among the shares of Series F Convertible Preferred Stock at the time of initial issuance thereof pro rata based on the initial issuance of 5,000 shares of Series F Convertible Preferred Stock. Each certificate for shares of Series F Convertible Preferred Stock initially issued shall bear a notation as to the number of shares constituting the portion of the Maximum Share Amount allocated to the shares of Series F Convertible Preferred Stock represented by such certificate for purposes of conversion thereof. The Corporation shall maintain records which show the number of shares of Series F Convertible Preferred Stock issued by the Corporation pursuant to Section 5 as dividends on the shares of Series F Convertible Preferred Stock represented by each certificate, which records shall be controlling in the absence of manifest error. Each such additional share of Series F Convertible Preferred Stock shall be allocated a portion of the Maximum Share Amount allocated to the shares of Series F Convertible Preferred Stock in respect of which such additional shares of Series F Convertible Preferred Stock are issued as a dividend and the certificate for such additional shares of Series F Convertible Preferred Stock shall bear a notation as to the certificate number of the share of Series F Convertible Preferred Stock in respect of which such additional share of Series F Convertible Preferred Stock is issued as a dividend. Upon surrender of any certificate for shares of Series F Convertible Preferred Stock for transfer or re-registration thereof (or, at the option of the holder, for conversion pursuant to Section 10(a) of less than all of the shares of Series F Convertible Preferred Stock represented thereby), the Corporation shall make a notation on the new certificate issued upon such transfer or re-registration or evidencing such unconverted shares, as the case may be, as to the remaining number of shares of Common Stock from the Maximum Share Amount remaining available for conversion of the shares of Series F

Convertible Preferred Stock evidenced by such new certificate. If any certificate for shares of Series F Convertible Preferred Stock is surrendered for split-up into two or more certificates representing an aggregate number of shares of Series F Convertible Preferred Stock equal to the number of shares of Series F Convertible Preferred Stock represented by the certificate so surrendered (as reduced by any contemporaneous conversion of shares of Series F Convertible Preferred Stock represented by the certificate so surrendered), each certificate issued on such split-up shall bear a notation of the portion of the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the Maximum Share Amount allocated to the certificate so surrendered. If any shares of Series F Convertible Preferred Stock represented by a single certificate are converted in full pursuant to
Section 10, all of the portion of the Maximum Share Amount allocated to such shares of Series F Convertible Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series F Convertible Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series F Convertible Preferred Stock so converted, and if there shall be no other shares of Series F Convertible Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Maximum Share Amount shall be allocated pro rata among the shares of Series F Convertible Preferred Stock outstanding on such date.

          (2) The Corporation shall promptly, but in no event later than five business days after the occurrence, give notice to each holder of shares of Series F Convertible Preferred Stock (by telephone line facsimile transmission at such number as such holder has specified in writing to the Corporation for such purposes or, if such holder shall not have specified any such number, by overnight courier or first class mail, postage prepaid, at such holder's address as the same appears on the stock books of the Corporation) and any holder of shares of Series F Convertible Preferred Stock may at any time after the occurrence give notice to the Corporation, in either case, if at any time on or after December 16, 1998 and on or prior to August 31, 2001 on any ten Trading Days within any period of 20 consecutive Trading Days the Corporation would not have been required to convert shares of Series F Convertible Preferred Stock of such holder in accordance with Section 10(a) as a consequence of the limitations set forth in Section 7(a)(1) had the shares of Series F Convertible Preferred Stock held by such holder been converted in full into Common Stock on each such day, determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 10(a) (any such notice, whether given by the Corporation or a holder, an "Inconvertibility Notice"). If the Corporation shall have given or been required to give any Inconvertibility Notice, or if a holder shall have given any Inconvertibility Notice, then within ten Trading Days after such Inconvertibility Notice is given or was required to be given, the holder receiving or giving, as the case may be, such Inconvertibility Notice shall have the right by written notice to the Corporation (which written notice may be contained in the Inconvertibility Notice given by such holder) to direct the Corporation to redeem the portion of such holder's outstanding shares of Series F Convertible Preferred Stock (which, if applicable, shall be all of such holder's outstanding shares of Series F Convertible Preferred Stock) as shall not, on the business day prior to the date of such redemption, be convertible into shares of Common Stock by reason of the limitations set forth in Section 7(a)(1) (determined without regard to the limitation, if any, on beneficial ownership of Common Stock by such holder contained in the proviso to the second sentence of Section 10(a)), within ten business days after such holder so directs the Corporation, at a price per share equal to the Share Limitation Redemption Price. If a holder of shares of Series F Convertible Preferred Stock directs the Corporation to redeem outstanding shares of Series F Convertible Preferred Stock and, prior to the date the Corporation is required to redeem such shares of Series F Convertible Preferred Stock, the Corporation would have been able, within the limitations set forth in Section 7(a)(1), to convert all of such holder's shares of Series F Convertible Preferred Stock (determined without regard to the limitation, if any, on beneficial ownership of shares of Common Stock by such holder contained in the proviso to the second sentence of Section 10(a)) on any ten Trading Days within any period of 15 consecutive Trading Days commencing after the period of 20 consecutive Trading Days which gave rise to the applicable Inconvertibility Notice from the Corporation or such holder of shares of Series F Convertible Preferred Stock, as the case may be, had such holder exercised its right to convert all of such holder's shares of Series F Convertible Preferred Stock into Common Stock on each of such ten Trading Days within such 15 Trading Day period, then the Corporation shall not be required to redeem any shares of Series F Convertible Preferred Stock by reason of such Inconvertibility Notice.

          (3) Notwithstanding the giving of any Inconvertibility Notice by the Corporation to the holders of Series F Convertible Preferred Stock pursuant to
Section 7(a)(2) or the giving or the absence of any notice by the holders of the Series F Convertible Preferred Stock in response thereto or any redemption of shares of Series F Convertible Preferred Stock pursuant to Section 7(a)(2), thereafter the provisions of Section 7(a)(2) shall continue to be applicable on any occasion unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq.

          (4) On each Share Limitation Redemption Date (or such later date as a holder of shares of Series F Convertible Preferred Stock shall surrender to the Corporation the certificate(s) for the shares of Series F Convertible Preferred Stock being redeemed pursuant to this Section 7(a)), the Corporation shall make payment in immediately available funds of the applicable Share Limitation Redemption Price to such holder of shares of Series F Convertible Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in writing to the Corporation at least one business day prior to such Share Limitation Redemption Date. Upon redemption of less than all of the shares of Series F Convertible Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue a replacement certificate for the shares of Series F Convertible Preferred Stock evidenced by such certificate which have not been redeemed. Only whole shares of Series F Convertible Preferred Stock may be redeemed.

          (b) NO OTHER MANDATORY REDEMPTION. The shares of Series F Convertible Preferred Stock shall not be subject to mandatory redemption by the Corporation except as provided in Section 7(a).

          SECTION 8. NO SINKING FUND. The shares of Series F Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

          SECTION 9.  OPTIONAL REDEMPTION.

          (a) CORPORATION OPTIONAL REDEMPTION. If (1) the Corporation shall be in compliance in all material respects with its obligations to the holders of shares of Series F Convertible Preferred Stock (including, without limitation, its obligations under the Exchange Agreement, the Registration Rights Agreements and the provisions of this Statement of Resolution), (2) on the date the Corporation Optional Redemption Notice is given and at all times until the Redemption Date, the Registration Statement is effective and available for use by each holder of shares of Series F Convertible Preferred Stock for the resale of shares of Common Stock acquired by such holder upon conversion of all shares of Series F Convertible Preferred Stock held by such holder and (3) no Optional Redemption Event shall have occurred with respect to which, on the date a Corporation Optional Redemption Notice is given or on the Redemption Date, any holder of shares of Series F Convertible Preferred Stock shall have exercised optional redemption rights under Section 11 by reason of such Optional Redemption Event and the Corporation shall not have paid the Optional Redemption Price to such holder, then the Corporation shall have the right, exercisable by giving a Corporation Optional Redemption Notice not less than 30 days or more than 60 days prior to the Redemption Date to all holders of record of the shares of Series F Convertible Preferred Stock, at any time to redeem all or from time to time to redeem any part of the outstanding shares of Series F Convertible Preferred Stock in accordance with this Section 9(a). If the Corporation shall redeem less than all outstanding shares of Series F Convertible Preferred Stock, such redemption shall be made as nearly as practical pro rata from all holders of shares of Series F Convertible Preferred Stock. Any Corporation Optional Redemption Notice under this Section 9(a) shall be given to the holders of record of the shares of Series F Convertible Preferred Stock at their addresses appearing on the records of the Corporation; provided, however, that any failure or defect in the giving of such notice to any such holder shall not affect the validity of notice to or the redemption of shares of Series F Convertible Preferred Stock of any other holder. On the Redemption Date (or such later date as a holder of shares of Series F Convertible Preferred Stock surrenders to the Corporation the certificate(s) for shares of Series F Convertible Preferred Stock to be redeemed pursuant to this Section 9(a)), the Corporation shall make payment of the applicable Redemption Price to each holder of shares of Series F Convertible Preferred Stock to be redeemed in immediately available funds to such account as specified by such holder in writing to the Corporation at least one business day prior to the Redemption Date. A holder of shares of Series F Convertible Preferred Stock to be redeemed pursuant to this Section 9(a) shall be entitled to convert such shares of Series F Convertible Preferred Stock in accordance with Section 10(a) through the day prior to the Redemption Date and
(2) if the Corporation shall fail to pay the Redemption Price of any share of Series F Convertible Preferred Stock when due, at any time after the due date thereof until such date as the Corporation pays the Redemption Price of such share of Series F Convertible Preferred Stock. No share of Series F Convertible Preferred Stock as to which the holder exercises the right of conversion pursuant to Section 10 or the optional redemption right pursuant to Section 11 may be redeemed by the Corporation pursuant to this Section 9(a) on or after the date of exercise of such conversion right or optional redemption right, as the case may be, regardless of whether the Corporation Optional Redemption Notice shall have been given prior to, or on or after, the date of exercise of such conversion right or optional redemption right, as the case may be.

          (b) FINAL REDEMPTION. The Corporation shall have the right to redeem all, but not less than all, outstanding shares of Series F Convertible Preferred Stock at any time on or after the date which is 1,080 days after the Issuance Date so long as (1) the Corporation shall be in compliance in all material respects with its obligations to the holders of the Series F Convertible Preferred Stock (including, without limitation, its obligations under the Exchange Agreements, the Registration Rights Agreements and this Statement of Resolution) and (2) no Optional Redemption Event shall have occurred with respect to which on the date a Final Redemption Notice is to be given or on the Final Redemption Date, any holder of shares of Series F Convertible Preferred Stock shall have exercised optional redemption rights under Section 11 by reason of such Optional Redemption Event and the Corporation shall not have paid the Optional Redemption Price to such holder. In order to exercise its rights under this Section 9(b), the Corporation shall give a Final Redemption Notice not less than 20 or more than 40 Trading Days prior to the Final Redemption Date to all holders of record of the shares of Series F Convertible Preferred Stock. Any Final Redemption Notice shall be given to the holders of record of the shares of Series F Convertible Preferred Stock by telephone line facsimile transmission to such number as shown on the records of the Corporation for such purpose; provided, however, that any failure or defect in the giving of such notice to any such holder shall not affect the validity of notice to or the redemption of shares of Series F Convertible Preferred Stock of any other holder. On the Final Redemption Date (or such later date as a holder of shares of Series F Convertible Preferred Stock surrenders to the Corporation the certificate(s) for shares of Series F Convertible Preferred Stock to be redeemed pursuant to this
Section 9(b)), the Corporation shall make payment of the applicable Final Redemption Price to each holder of shares of Series F Convertible Preferred Stock to be redeemed in immediately available funds to such account as specified by such holder in writing to the Corporation at least one business day prior to the Final Redemption Date. A holder of shares of Series F Convertible Preferred Stock to be redeemed pursuant to this Section 9(b) shall be entitled to convert such shares of Series F Convertible Preferred Stock in accordance with Section 10 through the day prior to the Final Redemption Date and (2) if the Corporation shall fail to pay the Final Redemption Price of any share of Series F Convertible Preferred Stock when due, at any time after the due date thereof until such date as the Corporation pays the Final Redemption Price of such share of Series F Convertible Preferred Stock to such holder. No share of Series F Convertible Preferred Stock as to which a holder exercises the right of conversion pursuant to Section 10 or the optional redemption right pursuant to
Section 11 may be redeemed by the Corporation pursuant to this Section 9(b) on or after the date of exercise of such conversion right or optional redemption right, as the case may be, regardless of whether the Final Redemption Notice shall have been given prior to, or on or after, the date of exercise of such conversion right or optional redemption right, as the case may be. So long as during the period from the Issuance Date through the date the Corporation pays the Final Redemption Price the Corporation shall not have commenced a voluntary case or other proceeding, and no person shall have commenced an involuntary case or other proceeding against the Corporation, in any such case seeking liquidation, reorganization or other relief with respect to the Corporation or its debts under any bankruptcy, insolvency, receivership, moratorium, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of the Corporation or any substantial part of the Corporation's property, the Corporation shall not have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, and the Corporation shall not have made a general assignment for the benefit of creditors, then the Corporation shall have the right, exercisable by a statement to such effect in the Final Redemption Notice, to pay the Final Redemption Price by the issuance to the holders of shares of Series F Convertible Preferred Stock to be redeemed of shares of Common Stock, valued for this purpose at the Conversion Price on the Final Redemption Date, in lieu of payment of cash, so long as all shares of Common Stock to be so issued would, if issued as dividends on shares of Series F Convertible Preferred Stock, meet the criteria in clauses (i) through (vi) of
Section 5(b).

          (c) NO OTHER OPTIONAL REDEMPTION. The shares of Series F Convertible Preferred Stock shall not be subject to redemption at the option of the Corporation except as provided in Sections 9(a) and 9(b).

          SECTION 10.  CONVERSION.

          (a) CONVERSION AT OPTION OF HOLDER. The holders of the Series F Convertible Preferred Stock may at any time after the Issuance Date convert at any time all or from time to time any part of their shares of Series F Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as herein provided. Each share of Series F Convertible Preferred Stock may be converted at the office of the Conversion Agent or at such other additional office or offices, if any, as the Board of Directors may designate, into such number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (x) the sum of (i) the Conversion Amount, (ii) accrued but unpaid dividends to the applicable Conversion Date on the share of Series F Convertible Preferred Stock being converted, and (iii) accrued but unpaid interest on the dividends on the share of Series F Convertible Preferred Stock being converted in arrears to the applicable Conversion Date at the rate provided in Section 5 by (y) the Conversion Price for such Conversion Date (the "Conversion Rate"); provided, however, that in no event shall any holder of shares of Series F Convertible Preferred Stock be entitled to convert any shares of Series F Convertible Preferred Stock in excess of that number of shares of Series F Convertible Preferred Stock upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and all Aggregated Persons of such holder (other than shares of Common Stock deemed beneficially owned through the ownership of unconverted shares of Series F Convertible Preferred Stock) and
(2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series F Convertible Preferred Stock with respect to which the determination in this proviso is being made, would result in beneficial ownership by such holder and all Aggregated Persons of such holder of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the proviso to the immediately preceding sentence.

          (b) OTHER PROVISIONS. (1) Notwithstanding anything in this Section 10(b) to the contrary, no change in the Conversion Amount pursuant to this
Section 10(b) shall actually be made until the cumulative effect of the adjustments called for by this Section 10(b) since the date of the last change in the Conversion Amount would change the Conversion Amount by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Amount shall actually be changed to reflect all adjustments called for by this Section 10(b) and not previously made. Notwithstanding anything in this Section 10(b), no change in the Conversion Amount shall be made that would result in the price at which a share of Series F Convertible Preferred Stock is converted being less than the par value of the Common Stock into which shares of Series F Convertible Preferred Stock are at the time convertible.

          (2) The holders of shares of Series F Convertible Preferred Stock at the close of business on the record date for any dividend payment to holders of Series F Convertible Preferred Stock shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof after such dividend payment record date or the Corporation's default in payment of the dividend due on such dividend payment date; provided, however, that the holder of shares of Series F Convertible Preferred Stock surrendered for conversion during the period between the close of business on any record date for a dividend payment and the opening of business on the corresponding dividend payment date must pay to the Corporation, within five days after receipt by such holder, an amount equal to the dividend payable on such shares on such dividend payment date if such dividend is paid by the Corporation to such holder. A holder of shares of Series F Convertible Preferred Stock on a record date for a dividend payment who (or whose transferee) tenders any of such shares for conversion into shares of Common Stock on or after such dividend payment date will receive the dividend payable by the Corporation on such shares of Series F Convertible Preferred Stock on such date, and the converting holder need not make any payment of the amount of such dividend in connection with such conversion of shares of Series F Convertible Preferred Stock. Except as provided above, no adjustment shall be made in respect of cash dividends on Common Stock or Series F Convertible Preferred Stock that may be accrued and unpaid at the date of surrender of shares of Series F Convertible Preferred Stock.

          (3) (A) The right of the holders of Series F Convertible Preferred Stock to convert their shares shall be exercised by giving (which may be done by telephone line facsimile transmission) a Conversion Notice to the Conversion Agent. If a holder of Series F Convertible Preferred Stock elects to convert any shares of Series F Convertible Preferred Stock in accordance with Section 10(a), such holder shall not be required to surrender the certificate(s) representing such shares of Series F Convertible

Preferred Stock to the Corporation unless all of the shares of Series F Convertible Preferred Stock represented thereby are so converted. Each holder of shares of Series F Convertible Preferred Stock and the Corporation shall maintain records showing the number of shares so converted and the dates of such conversions or shall use such other method, satisfactory to such holder and the Corporation, so as to not require physical surrender of such certificates upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any shares of Series F Convertible Preferred Stock evidenced by a particular certificate therefor are converted as aforesaid, the holder of Series F Convertible Preferred Stock may not transfer the certificate(s) representing such shares of Series F Convertible Preferred Stock unless such holder first physically surrenders such certificate(s) to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder of shares of Series F Convertible Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Series F Convertible Preferred Stock (upon payment by such holder of shares of Series F Convertible Preferred Stock of any applicable transfer taxes) may request, representing in the aggregate the remaining number of shares of Series F Convertible Preferred Stock represented by such certificate(s). Each holder of shares of Series F Convertible Preferred Stock, by acceptance of a certificate for such shares, acknowledges and agrees that (1) by reason of the provisions of this paragraph, following conversion of any shares of Series F Convertible Preferred Stock represented by such certificate, the number of shares of Series F Convertible Preferred Stock represented by such certificate may be less than the number of shares stated on such certificate, and (2) the Corporation may place a legend on the certificates for shares of Series F Convertible Preferred Stock which refers to or describes the provisions of this paragraph.

          (B) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series F Convertible Preferred Stock except that the Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series F Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The number of shares of Common Stock to be issued upon each conversion of shares of Series F Convertible Preferred Stock shall be the number set forth in the applicable Conversion Notice which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within one Trading Day after such holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series F Convertible Preferred Stock being converted within one Trading Day after a Conversion Notice has been given (which notice shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the converting holder promptly undertakes to correct all such defects.

          (4) The Corporation shall reserve from its authorized, unissued and otherwise unreserved Common Stock free from preemptive and similar rights 8,666,667 shares (such amount to be subject to equitable adjustment from time to time on terms reasonably acceptable to the Holder for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring on or after the Issuance Date) to provide for the issuance of Common Stock upon the conversion in full of the Series F Convertible Preferred Stock, subject to reduction from time to time by the number of shares of Common Stock issued on conversion of the Series F Convertible Preferred Stock. The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series F Convertible Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series F Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series F Convertible Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the outstanding shares of Series F Convertible Preferred Stock, the Corporation promptly shall seek, and use its best efforts to obtain and complete, such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (5) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly-owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series F Convertible Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series F Convertible Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series F Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the conversion rights of the holders of shares of Series F Convertible Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series F Convertible Preferred Stock the right to elect the securities, cash, or other assets into which the Series F Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

          (6) If a holder shall have given a Conversion Notice for shares of Series F Convertible Preferred Stock, the Corporation shall issue and deliver to such person certificates for the Common Stock issuable upon such conversion within three Trading Days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets as herein provided. If a holder shall have given a Conversion Notice as provided herein, the Corporation's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the converting holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to such holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by such holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the holder in connection with such conversion. If the Corporation fails to issue and deliver the certificates for the Common Stock to the holder converting shares of Series F Convertible Preferred Stock pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Corporation may have hereunder and under applicable law (1) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses including, without limitation, reasonable fees and expenses of legal counsel incurred by such holder as a result of such failure,
(2) the Conversion Percentage used to determine the Conversion Price applicable to such conversion shall be reduced by one percentage point from the Conversion Percentage otherwise used to calculate the Conversion Price applicable to such conversion or, if such conversion is based on the Ceiling Price, the Ceiling Price used to determine the Conversion Price applicable to such conversion shall be reduced by one percentage point from the amount that the Conversion Price otherwise would have been without reduction pursuant hereto, in either such case, for each Trading Day after such third Trading Day until such shares of Common Stock are delivered to such holder and (3) such holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to such holder of the certificates for the shares of Common Stock issuable upon such conversion of shares of Series F Convertible Preferred Stock, rescind such conversion, whereupon such holder shall have the right to convert such shares of Series F Convertible Preferred Stock thereafter in accordance herewith.

          (7) No fractional shares of Common Stock shall be issued upon conversion of Series F Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock to purchase fractional shares of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (i) the arithmetic average of the Market Price of one share of Common Stock on the three consecutive Trading Days ending on the Trading Day immediately preceding the Conversion Date times (ii) such fraction of a share.

          (8) The Conversion Amount shall be adjusted from time to time under certain circumstances, subject to the provisions of Section 10(b)(1), as follows:

          (i) In case the Corporation shall issue rights or warrants on a pro rata basis to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the Current Price for such record date, then in each such case the Conversion Amount in effect on such record date shall be adjusted in accordance with the formula

     C\\1\\ = C x O + N
                  -----
                O + N x P
                    -----
                      M
where

     C\\1\\ = the adjusted Conversion Amount
     C      = the current Conversion Amount
     O      = the number of shares of Common Stock outstanding on the record date.
     N      = the number of additional shares of Common Stock issuable pursuant to the exercise of such rights or warrants.
     P      = the offering price per share of the additional shares (which amount shall include amounts received by the Corporation in respect of the issuance and the exercise of such rights or warrants).
     M      = the Current Price per share of Common Stock on the record date.

          Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Conversion Amount then in effect shall be readjusted appropriately.

          (ii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Junior Stock (as hereinafter defined) evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Corporation), then in each such case the Conversion Amount then in effect shall be adjusted in accordance with the formula

     C\\1\\ = C x M
                -----
                M - F
where

     C\\1\\ = the adjusted Conversion Amount
     C      = the current Conversion Amount
     M      = the Current Price per share of Common Stock on the record date mentioned below.
     F      = the aggregate amount of such cash dividend and/or the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution. For purposes of this subparagraph (ii), "Junior Stock" shall include any class of capital stock ranking junior as to dividends or upon liquidation to the Series F Convertible Preferred Stock.

          (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

          (iv)    If at any time as a result of an adjustment made pursuant to
Section 10(b)(5), the holder of any Series F Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash, or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.

          (9) Except as otherwise provided above in this Section 10, no adjustment in the Conversion Amount shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

          (10) Whenever the Conversion Amount is adjusted as herein provided, the Corporation shall send to each holder and each transfer agent, if any, for the Series F Convertible Preferred Stock and the transfer agent for the Common Stock, a statement signed by the Chairman of the Board, the President, or any Vice President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary stating the adjusted Conversion Amount determined as provided in this Section 10, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Amount is adjusted, the Corporation will give notice by mail to the holders of record of Series F Convertible Preferred Stock, which notice shall be made within 15 days after the effective date of such adjustment and shall state the adjustment and the Conversion Amount. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

          (11) Whenever the Corporation shall propose to take any of the actions specified in Section 10(b)(5) or in subparagraphs (i) or (ii) of Section 10(b)(8) which would result in any adjustment in the Conversion Amount under this Section 10(b), the Corporation shall cause a notice to be mailed at least 20 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action, to the holders of record of the outstanding Series F Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

          SECTION 11.  REDEMPTION AT OPTION OF HOLDERS.

          (a) REDEMPTION RIGHT. If an Optional Redemption Event occurs, then, in addition to any other right or remedy of any holder of shares of Series F Convertible Preferred Stock, each holder of shares of Series F Convertible Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem all of such holder's shares of Series F Convertible Preferred Stock, or any portion thereof, on the date that is 10 business days after the date such holder gives the Corporation an Optional Redemption Notice with respect to such Optional Redemption Event at any time while any of such holder's shares of Series F Convertible Preferred Stock are outstanding, at a price equal to the Optional Redemption Price.

          (b) NOTICES; METHOD OF EXERCISING OPTIONAL REDEMPTION RIGHTS, ETC.
(1) On or before the fifth business day after the occurrence of an Optional Redemption Event, the Corporation shall give to each holder of outstanding shares of Series F Convertible Preferred Stock a notice of the occurrence of such Optional Redemption Event and of the redemption right set forth herein arising as a result thereof. Such notice from the Corporation shall set forth:

          (i) the date by which the optional redemption right must be exercised, and

          (ii) a description of the procedure (set forth below) which each such holder must follow to exercise such holder's optional redemption right.

          No failure of the Corporation to give such notice or defect therein shall limit the right of any holder of shares of Series F Convertible Preferred Stock to exercise the optional redemption right or affect the validity of the proceedings for the redemption of such holder's shares of Series F Convertible Preferred Stock.

          (2) To exercise its optional redemption right, each holder of outstanding shares of Series F Convertible Preferred Stock shall deliver to the Corporation on or before the thirtieth day after the notice required by Section 11(b)(1) is given to such holder (or if no such notice has been given by the Corporation to such holder, within forty days after such holder first learns of such Optional Redemption Event) an Optional Redemption Notice to the Corporation. An Optional Redemption Notice may be revoked by such holder giving such Optional Redemption Notice by giving notice of such revocation to the Corporation at any time prior to the time the Corporation pays the Optional Redemption Price to such holder.

          (3) If a holder of shares of Series F Convertible Preferred Stock shall have given an Optional Redemption Notice, on the date which is three business days after the date such Optional Redemption Notice is given (or such later date as such holder surrenders such holder's certificates for the shares of Series F Convertible Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Optional Redemption Price to such account as specified by such holder in writing to the Corporation at least one business day prior to the applicable redemption date.

          (c) OTHER.  (1) In connection with a redemption pursuant to this
Section 11 of less than all of the shares of Series F Convertible Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three Trading Days after surrender of such certificate to the Corporation, the Corporation shall issue and deliver to such holder a replacement certificate for the shares of Series F Convertible Preferred Stock evidenced by such certificate which have not been redeemed.

          (2) An Optional Redemption Notice given by a holder of shares of Series F Convertible Preferred Stock shall be deemed for all purposes to be in proper form unless the Corporation notifies such holder in writing within three business days after such Optional Redemption Notice has been given (which notice shall specify all defects in such Optional Redemption Notice), and any Optional Redemption Notice containing any such defect shall nonetheless be effective on the date given if such holder promptly undertakes to correct all such defects. No such claim of error shall limit or delay performance of the Corporation's obligation to redeem all shares of Series F Convertible Preferred Stock not in dispute whether or not such holder makes such undertaking.

          SECTION 12.  VOTING RIGHTS; CERTAIN RESTRICTIONS.

          (a) VOTING RIGHTS. Except as otherwise required by law or expressly provided herein, shares of Series F Convertible Preferred Stock shall not be entitled to vote on any matter.

          (b) ARTICLES OF INCORPORATION; CERTAIN STOCK. The affirmative vote or consent of the holders of a majority of the outstanding shares of the Series F Convertible Preferred Stock, voting separately as a class, will be required for
(1) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the Corporation's Articles of Incorporation if the amendment, alteration, or repeal materially and adversely affects the powers, preferences, or special rights of the Series F Convertible Preferred Stock, or (2) the creation and issuance of any Senior Dividend Stock or Senior Liquidation Stock; provided, however, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend Stock and Junior Liquidation Stock shall not be deemed to affect materially and adversely such powers, preferences, or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series F Convertible Preferred Stock except as otherwise required by law.

          (c) REPURCHASES OF SERIES F CONVERTIBLE PREFERRED STOCK. The Corporation shall not repurchase or otherwise acquire any shares of Series F Convertible Preferred Stock (other than pursuant to Sections 7(a), 9(a), 9(b) or
11) unless the Corporation offers to repurchase or otherwise acquire simultaneously a pro rata portion of each holder's shares of Series F Convertible Preferred Stock for cash at the same price per share.

          (d) OTHER. So long as any shares of Series F Convertible Preferred Stock are outstanding:

          (1) PAYMENT OF OBLIGATIONS. The Corporation will pay and discharge, and will cause each subsidiary of the Corporation to pay and discharge, when due all their respective obligations and liabilities which are material to the Corporation and its subsidiaries taken as a whole, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

          (2) MAINTENANCE OF PROPERTY; INSURANCE. (A) The Corporation will keep, and will cause each subsidiary of the Corporation to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (B) The Corporation will maintain, and will cause each subsidiary of the Corporation to maintain, with financially sound and responsible insurance companies, insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate for the conduct of their businesses and the value of their properties.

          (3) CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Corporation will continue, and will cause each subsidiary of the Corporation to continue, to engage in business of the same general type as conducted by the Corporation and its operating subsidiaries at the time this Statement of Resolution filed with the Secretary of State of the State of Texas, and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Corporation to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

          (4) COMPLIANCE WITH LAWS. The Corporation will comply, and will cause each subsidiary of the Corporation to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Corporation and its subsidiaries, taken as a whole.

          (5) INVESTMENT COMPANY ACT. The Corporation will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

          (6) TRANSACTIONS WITH AFFILIATES. The Corporation will not, and will not permit any subsidiary of the Corporation, directly or indirectly, to pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Corporation, except, on terms to the Corporation or such subsidiary no less favorable than terms that could be obtained by the Corporation or such subsidiary from a person that is not an Affiliate of the Corporation, as determined in good faith by the Board of Directors.

          (7) COMPLIANCE. The Corporation shall (a) use its commercially reasonable best efforts to obtain knowledge of any failure or default by the Corporation in the timely performance of any material obligation to the holders of the Series F Convertible Preferred Stock under the terms of this Statement of Resolution, the Exchange Agreements, the Registration Rights Agreement, the Transfer Agent Instruction or any other document or instrument executed and delivered by the Corporation in connection herewith or therewith and (b) shall notify the holders of the Series F Convertible Preferred Stock promptly, but in no event later than three Business Days after the Corporation first learns of any such failure or default.

          SECTION 13. OUTSTANDING SHARES. For purposes of this Statement of Resolution, all shares of Series F Convertible Preferred Stock shall be deemed outstanding except (i) from the applicable Conversion Date, each share of Series F Convertible Preferred Stock converted into Common Stock, unless the Corporation shall default in its obligation to issue and deliver shares of Common Stock upon such conversion as and when required by Section 10; (ii) from the date of registration of transfer, all shares of Series F Convertible Preferred Stock held of record by the Corporation or any subsidiary or Affiliate of the Corporation (other than any original holder of shares of Series F Convertible Preferred Stock) and (iii) from the applicable Redemption Date, Share Limitation Redemption Date, Final Redemption Date or date of redemption pursuant to Section 11, all shares of Series F Convertible Preferred Stock which are redeemed or repurchased, so long as in each case the Redemption Price, the Share Limitation Redemption Price, the Final Redemption Price, the Optional Redemption Price or other repurchase price, as the case may be, of such shares of Series F Convertible Preferred Stock shall have been paid by the Corporation as and when due hereunder.

          SECTION 14.  MISCELLANEOUS.

          (a) NOTICES. Any notices required or permitted to be given under the terms of this Statement of Resolution shall be in writing and shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be deemed given five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier (a) in the case of the Corporation, addressed to the Corporation at 1250 Wood Branch Park Drive, Houston, Texas, 77079, Attention: Chief Executive Officer (telephone line facsimile transmission number (281) 529-4650), or, in the case of any holder of shares of Series F Convertible Preferred Stock, at such holder's address or telephone line facsimile transmission number shown on the stock books maintained by the Corporation with respect to the Series F Convertible Preferred Stock or such other address as the Corporation shall have provided by notice to the holders of shares of Series F Convertible Preferred Stock in accordance with this Section or any holder of shares of Series F Convertible Preferred Stock shall have provided to the Corporation in accordance with this Section.

          (b) REPLACEMENT OF CERTIFICATES. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the ownership of and the loss, theft, destruction or mutilation of any certificate for shares of Series F Convertible Preferred Stock and (1) in the case of loss, theft or destruction, of indemnity from the record holder of the certificate for such shares of Series F Convertible Preferred Stock reasonably satisfactory in form to the Corporation (and without the requirement to post any bond or other security) or (2) in the case of mutilation, upon surrender and cancellation of the certificate for such shares of Series F Convertible Preferred Stock, the Corporation will execute and deliver to such holder a new certificate for such shares of Series F Convertible Preferred Stock without charge to such holder.

          (c) OVERDUE AMOUNTS.  Except as otherwise specifically provided in
Section 5 with respect to dividends in arrears on the Series F Convertible Preferred Stock, whenever any amount which is due to any holder of shares of Series F Convertible Preferred Stock is not paid to such holder when due, such amount shall bear interest at the rate of 14% per annum (or such other rate as shall be the maximum rate allowable by applicable law) until paid in full.

          IN WITNESS WHEREOF, Equalnet Communications Corp. has caused this certificate to be signed by Mitchell H. Bodian, its Chief Executive Officer, as of the 15th day of June, 1999.

                            EQUALNET COMMUNICATIONS CORP.

                            By:
                               --------------------------------
                               Mitchell H. Bodian

                                                                         Annex I

                             NOTICE OF CONVERSION

                                      OF
                     SERIES F CONVERTIBLE PREFERRED STOCK
                                      OF
                         EQUALNET COMMUNICATIONS CORP.

TO:  American Stock Transfer & Trust Company,
        as Transfer Agent and Registrar
     6201 Fifteenth Avenue
     Third Floor
     Brooklyn, New York 11219

     Attention:  Mr. Barry Rosenthal

     Facsimile No.:  (718) 259-1144

          (1) Pursuant to the terms of the Series F Convertible Preferred Stock (the "Preferred Stock") of Equalnet Communications Corp., a Texas corporation (the "Company"), the undersigned hereby elects to convert ________________ shares of the Preferred Stock together with accrued and unpaid dividends thereon in the amount of $_______________ and interest on dividends in arrears in the amount of $________________ into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Statement of Resolution of the Board of Directors Establishing and Designating Series F Convertible Preferred Stock and Fixing the Rights and Preferences of Such Series (the "Statement of Resolution").

          (2) Please issue a certificate or certificates for ________________ shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

     _________________________           ________________________
     Name                                Name

     _________________________           ________________________
     Address                             Address

     _________________________           ________________________
     SS or Tax ID Number                 SS or Tax ID Number

          (3) The Conversion Date is ___________________________. Check and
complete one of the following:

          [_]     The undersigned elects to convert based on the Average
          Market Price of the Common Stock. The Market Price of the Common Stock on each of the five Trading Days (whether or not consecutive) during the 25 consecutive Trading Days preceding the Conversion Date having the lowest Market Prices, and the arithmetic average thereof are as follows:

     Date                          Market Price
     ----                          ------------

     __________                    __________

     __________                    __________

     __________                    __________

     __________                    __________

     __________                    __________

     Arithmetic Average: $_______

          OR


          [_]     The undersigned elects to convert based on the Ceiling Price of the Common Stock of $__________ applicable to conversions of Preferred Stock.

          (4) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered for resale under the Securities Act of 1933, as amended (the "Act"), and this Notice is submitted prior to the date which is two years after the Issuance Date, the undersigned represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the Act, and that the undersigned has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the Act and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Company may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered.

          Date _________________________

          ____________________________________
          Signature of Holder (Must be signed
          exactly  as name appears on the Preferred
          Stock Certificate.)







                                      39